EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS - DOLLAR THRIFTY (Dollar Thrifty Automotive Group Inc.)	12 Months Ended
Dec. 31, 2011
Dollar Thrifty Automotive Group Inc.
EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS

11. EMPLOYEE BENEFIT PLANS INCLUDING SHARE-BASED PAYMENT PLANS

Employee Benefit Plans

        The Company sponsors a retirement savings plan that incorporates the salary reduction provisions of Section 401(k) of the Internal Revenue Code and covers substantially all employees of the Company meeting specific age and length of service requirements. The Company matches employee contributions up to 2% of the employee's eligible compensation in cash, subject to statutory limitations.

        Contributions expensed by the Company totaled $1.8 million, $1.7 million and $1.8 million in 2011, 2010 and 2009, respectively.

        Included in accrued liabilities at December 31, 2011 and 2010 is $2.3 million and $2.0 million, respectively, for employee health claims which are self-insured by the Company. The accrual includes amounts for incurred and incurred but not reported claims. The Company expensed $15.4 million, $15.8 million, and $20.2 million for self-insured health claims incurred in 2011, 2010 and 2009, respectively.

        The Company has bonus plans for its executive and middle management based on Company performance. Expense related to these plans was $9.8 million, $11.2 million and $10.0 million in 2011, 2010 and 2009, respectively.

Deferred Compensation and Retirement Plans

        In 2009, the Company adopted a 2009 Deferred Compensation Plan wherein key executives will receive contributions equal to 15% of such executives' current annual base compensation for the year ended December 31, 2009 and thereafter. Under this Plan, participants are immediately vested in the Company's contributions. Expense related to these plans for contributions made by the Company totaled $0.9 million, $0.8 million and $0.8 million in 2011, 2010 and 2009, respectively.

        The balance in the deferred compensation and retirement plans, which is reflected in accrued liabilities, was $5.8 million and $3.9 million as of December 31, 2011 and 2010, respectively.

Share-Based Payment Plans

Long-Term Incentive Plan

        The Company has a long-term incentive plan ("LTIP") for employees and non-employee directors under which the Human Resources and Compensation Committee of the Board of Directors of the Company (the "Committee") is authorized to provide for grants in the form of incentive option rights, non-qualified option rights, tandem appreciation rights, free-standing appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other awards to key employees and non-employee directors that may be payable or related to common stock or factors that may influence the value of common stock. The Company issues new shares from remaining authorized common stock to satisfy option exercises and grants under the LTIP. At December 31, 2011, the Company's common stock authorized for issuance under the LTIP was 2,083,550 shares. The Company has 247,517 shares available for future LTIP awards at December 31, 2011 after reserving for the maximum potential shares that could be awarded under existing LTIP grants.

        Compensation cost for non-qualified option rights, performance shares and restricted stock awards is recognized based on the fair value of the awards granted at the grant-date and is amortized to compensation expense on a straight-line basis over the requisite service periods of the stock awards, which are generally the vesting periods. The Company recognized compensation costs of $4.1 million, $4.8 million and $6.2 million during 2011, 2010 and 2009, respectively, for such awards. The Company deems a tax benefit to be realized when the benefit provides incremental benefit by reducing current taxes payable that it otherwise would have had to pay absent the share-based compensation deduction (the "with-and-without" approach). Under this approach, share-based compensation deductions are, effectively, always considered last to be realized. The total income tax benefit recognized in the statements of income for share-based compensation payments was $1.6 million, $1.9 million and $2.7 million for 2011, 2010 and 2009, respectively.

        Option Rights Plan—Under the LTIP, the Committee may grant non-qualified option rights to key employees and non-employee directors. The exercise prices for non-qualified option rights are equal to the fair market value of the Company's common stock at the date of grant. The non-qualified option rights have a term not exceeding ten years from the date of grant. The maximum number of shares for which option rights may be granted under the LTIP to any participant during any calendar year is 285,000.

        During 2011 and 2010, there were no stock option awards granted. The Black-Scholes option valuation model was used to estimate the fair value of the 2009 stock option awards at the date of the grant. The Company used the simplified method to estimate the weighted-average expected life of the options granted. The Company used a blended volatility rate that combines market-based measures of implied volatility with historical price volatility as the most appropriate indicator of the Company's expected price volatility in 2009. The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected life at the time of grant. The expected dividend payments were zero as the Company has not paid cash dividends since completion of its initial public offering. The assumptions used to calculate compensation expense relating to the stock option awards granted during 2009 were as follows: weighted-average expected life of the awards of five years, expected price volatility factor of 80.24%, risk-free interest rate of 2.36% and no dividend payments. The weighted average grant-date fair value of options issued in 2009 was $4.44. The options issued in May 2009 vest in installments over three years with 20% exercisable in each of 2010 and 2011 and the remaining 60% exercisable in 2012. The total fair value of options vested during 2011, 2010 and 2009 was $4.0 million, $0.9 million and $0.2 million, respectively. Unrecognized expense remaining for the options at December 31, 2011, was $0.2 million and will be recognized through April 2012.

        The following table sets forth the non-qualified option rights activity under the LTIP for the period indicated:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In Thousands)			(In Thousands)
Outstanding at January 1, 2011	2,277	$5.73	7.61	$94,545

Granted	—	—
Exercised	(672)	7.10
Canceled (Forfeited/Expired)	(30)	7.62

Outstanding at December 31, 2011	1,575	$5.11	6.89	$102,579

Fully vested and exercisable options at: December 31, 2011	917	$5.46	6.66	$59,398
Options expected to vest in the future at: December 31, 2011	658	$4.63	7.23	$43,181

        The total intrinsic value of options exercised during 2011, 2010 and 2009 was $38.1 million, $3.8 million, and $0.6 million, respectively. Total cash received by the Company for non-qualified option rights exercised during 2011, 2010 and 2009 totaled $4.8 million, $3.0 million and $2.3 million, respectively.

        Performance Shares—Performance share awards, which may take the form of performance shares or performance units, are granted to Company officers and certain key employees. The maximum amount of performance share awards that may be granted under the LTIP during any year to any participant is 160,000 common shares. Values of the performance shares earned are recognized as compensation expense over the period the shares are earned.

        In December 2011, a target number of performance units was granted with a grant-date fair value of $69.58. The grant-date fair value for the awards was based on the closing market price of the Company's common shares on the date of grant. These performance units, which will settle in Company shares, will vest over a three-year requisite service period following the grant date with 25% vesting on December 31, 2013 and the remaining 75% vesting on December 31, 2014. The number of performance units ultimately earned will depend upon the level of corporate performance against a pre-established target in 2012. In December 2010, a target number of performance units was granted with a grant-date fair value of $47.13. The grant-date fair value for the awards was based on the closing market price of the Company's common shares on the date of grant. These performance units, which will settle in Company shares, will vest over a three-year requisite service period following the grant date with 25% vesting on December 31, 2012 and the remaining 75% vesting on December 31, 2013. Based upon the level of corporate performance against a pre-established target in 2011, approximately 122,000 performance units were earned, subject to vesting requirements. No awards were granted in 2009.

        Performance share awards earned are settled based upon vesting of the grant, provided the grantee is then employed by the Company. Following completion of the performance period, for instances of retirement, involuntary termination without cause, disability or death, performance share awards vest on a pro-rata basis in compliance with the Internal Revenue Code Section 409A. Any performance share award installments not earned at the end of the requisite service period are forfeited. In March 2011, the 2008 grant of performance shares earned from January 1, 2008 through December 31, 2010 totaling 73,000 shares, net of forfeitures, vested at 200% of the target award (total of approximately 146,000 shares) with a total value to the recipients of approximately $3.5 million. The Company withheld approximately 52,000 of these shares for the payment of taxes owed by the recipients and designated the shares withheld as treasury shares. In March 2010, 36,000 performance shares, net of forfeitures, from the 2007 grant earned from January 1, 2007 through December 31, 2009 and the 2008 grant of performance shares for a retired employee vested with a total value to the recipients of approximately $1.7 million. The Company withheld approximately 12,000 of these shares for the payment of taxes owed by the recipients, and designated the shares withheld as treasury shares. In March 2009, the 2006 grant of performance shares earned from January 1, 2006 through December 31, 2008 and the 2007 and 2008 grants of performance shares for terminated employees, net of forfeitures, totaling 64,000 shares vested, were settled through the issuance of common stock totaling approximately $2.5 million. No shares were used for net settlement to offset taxes in 2009.

        The following table presents the status of the Company's nonvested performance shares for the period indicated:

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2011	238	$39.07
Granted	140	69.58
Vested	(73)	27.95
Forfeited	(43)	35.02

Nonvested at December 31, 2011	262	$59.11

        At December 31, 2011, the total compensation cost related to nonvested performance share awards not yet recognized is estimated at approximately $11.0 million, depending upon the Company's performance against targets specified in the performance share agreement. This estimated compensation cost is expected to be recognized over the weighted-average period of 2.2 years. The total intrinsic value of vested and issued performance shares during 2011, 2010 and 2009 was $7.6 million, $1.1 million and $0.1 million, respectively. As of December 31, 2011, the intrinsic value of the nonvested performance share awards was $18.4 million.

        Restricted Stock Units—Under the LTIP, the Committee may grant restricted stock units to key employees and non-employee directors. The grant-date fair value of the award is based on the closing market price of the Company's common shares on the date of grant. The total fair value of restricted stock units that vested during 2011, 2010 and 2009 was $0.6 million, $0.6 million and $0.2 million, respectively.

        In January 2011, non-employee directors were granted 9,330 shares with a grant-date fair value of $48.24 per share that vested on December 31, 2011. In January 2010, non-employee directors were granted 17,800 shares with a grant-date fair value of $25.28, which vested on December 31, 2010. In January 2009, non-employee directors were granted 95,812 shares with a grant-date fair value of $1.23 and 56,910 shares that had the right to receive cash payments at the settlement date price, which vested on December 31, 2009. The weighted average grant-date fair value of shares granted in 2009, to non-employee and employee directors, was $2.33. In 2009, compensation costs included $1.5 million related to liability-based restricted stock units, based on director elections. The Committee generally grants restricted stock units to non-employee directors. These grants generally vest at the end of the fiscal year in which the grants were made.

        An employee director was granted 50,000 shares in May 2009 with a grant-date fair value of $4.44 per share that vest in installments over three years with 20% vesting in each of 2010 and 2011 and the remaining 60% vesting in 2012. In 2011, 2010 and 2009, an employee director was issued 30,057, 30,053 and 20,053 restricted stock units that vested during the year, respectively. In 2011, of the 30,057 restricted stock units, 5,616 shares were used for net settlement to offset taxes, and designated the shares withheld as treasury shares. In 2010, of the 30,053 restricted stock units, 6,991 shares were used for net settlement to offset taxes, and designated the shares withheld as treasury shares. The total intrinsic value of vested and issued restricted stock units during 2011, 2010 and 2009 was $2.1 million, $1.5 million and $0.5 million, respectively. At December 31, 2011, the total compensation cost related to nonvested restricted stock unit awards not yet recognized is less than $0.1 million, which is expected to be recognized on a straight-line basis over the vesting period of the restricted stock units.

        The following table presents the status of the Company's nonvested restricted stock units for, and changes during, the period indicated:

Nonvested Shares	Shares	Weighted-Average Grant-Date Fair Value
	(In Thousands)
Nonvested at January 1, 2011	64	$4.55
Granted	9	48.24
Vested	(39)	14.17
Forfeited	—	—

Nonvested at December 31, 2011	34	$5.41